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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 11, 1997

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                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


   MARYLAND                        1-11852                        62-1507028
(State or Other                (Commission File                (I.R.S. Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                     Number)


      3310 WEST END AVENUE
      FOURTH FLOOR
      NASHVILLE, TENNESSEE                                         37203
      (Address of Principal Executive Offices)                   (Zip Code)

                                  615-269-8175
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5.  OTHER EVENTS.

     On February 11, 1997, Healthcare Realty Trust Incorporated (the "Company") entered into a definitive underwriting agreement (the "Underwriting Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., Equitable Securities Corporation, Lehman Brothers Inc. and Smith Barney Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), relating to the purchase by the Underwriters of 5,175,000 (including 675,000 shares subject to an over-allotment option granted to the Underwriters) shares of the common stock of the Company, par value $.01 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits


                                  Exhibit Index

Exhibit Number                      Document
--------------                      --------
1.1            Underwriting Agreement dated February 11, 1997, among Healthcare
               Realty Trust Incorporated, Donaldson, Lufkin & Jenrette Securities
               Corporation, A.G. Edwards & Sons, Inc., Equitable Securities Corporation,
               Lehman Brothers Inc. and Smith Barney Inc., as representatives of the several underwriters named therein

5.1            Opinion of Waller Lansden Dortch & Davis, A Professional Limited
               Liability Company.

8.1            Opinion of Baker, Donelson, Bearman & Caldwell, P.C.

23.1           Consent of Waller Lansden Dortch & Davis, A Professional Limited
               Liability Company (included in Exhibit 5.1).

23.2           Consent of Baker, Donelson, Bearman & Caldwell, P.C. (included in Exhibit 8.1).
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HEALTHCARE REALTY TRUST INCORPORATED



                             By:   /s/  Roger O. West
                                   --------------------------------------------
                                   Roger O. West
                                   Executive Vice President and General Counsel




Date:  February 14, 1997



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